UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

1ST CONSTITUTION BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1ST CONSTITUTION BANCORP

P.O. Box 634

2650 Route 130 North

Cranbury, New Jersey 08512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, MAY 19, 2005

To Our Shareholders:

You are cordially invited to attend the 2005 annual meeting of shareholders of 1st Constitution Bancorp (the “Company”) to be held on Thursday, May 19, 2005 at 3:00 p.m. Eastern Time at the Courtyard Marriott, 420 Forsgate Drive, Cranbury, New Jersey.

At the annual meeting, shareholders will be asked to consider and vote upon the following matters:

1.	The election of one director to the Company’s Board of Directors;

2.	The adoption of the 1st Constitution Bancorp 2005 Equity Incentive Plan;

3.	The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year; and

4.	The conduct of other business if properly raised.

Shareholders of record at the close of business on March 22, 2005 are entitled to notice of, and to vote at, the annual meeting. Whether or not you contemplate attending the annual meeting, we suggest that you promptly execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

The Board of Directors of the Company believes that the election of the nominee and the proposals being submitted to the shareholders are in the best interest of the Company and its shareholders and urges you to vote in favor of the nominee and the proposals.

By Order of the Board of Directors

ROBERT F. MANGANO President and Chief Executive Officer

Cranbury, New Jersey

April 15, 2005

YOUR VOTE IS IMPORTANT

To assure your representation at the annual meeting, please vote your proxy as promptly as possible, whether or not you plan to attend the annual meeting. The prompt return of proxies will save the Company the expense of further requests for proxies to insure a quorum at the annual meeting. A stamped self-addressed envelope is enclosed for your convenience.

1ST CONSTITUTION BANCORP

P.O. Box 634

2650 Route 130 North

Cranbury, New Jersey 08512

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD ON MAY 19, 2005

GENERAL PROXY STATEMENT INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Company’s 2005 annual meeting of shareholders to be held on May 19, 2005, at 3:00 p.m. Eastern Time, at the Courtyard Marriott, 420 Forsgate Drive, Cranbury, New Jersey and at any adjournment of the annual meeting.

The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 15, 2005.

1st Constitution Bank is a subsidiary of the Company and is sometimes referred to as the “Bank.”

Outstanding Securities and Voting Rights and Procedures

The close of business of the Company (5:00 p.m. Eastern Time) on March 22, 2005 has been fixed by the Board of Directors as the record date and time for determining shareholders entitled to notice of, and to vote at, the annual meeting. Only shareholders of record as of that date and hour will be entitled to notice of, and to vote at, the annual meeting.

On the record date, there were 3,324,578 shares of common stock of the Company outstanding and eligible to be voted at the annual meeting. Each share is entitled to one vote on each matter properly brought before the annual meeting. Other than Company common stock, there are no other outstanding securities of the Company entitled to vote at the annual meeting.

If the enclosed proxy card is properly signed by a shareholder and is not revoked, the shares represented thereby will be voted at the annual meeting in the manner specified on the proxy. However, if a proxy solicited by the Board of Directors does not specify how it is to be voted, it will be voted as the Board recommends, that is, (a) “FOR” the election of the one nominee for director named in this proxy statement; (b) “FOR” the adoption of the 1st Constitution Bancorp 2005 Equity Incentive Plan; (c) “FOR” the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and (d) in connection with the conduct of other business, if properly raised, in accordance with the judgment of the person or persons voting the proxy. If, for any reason, the nominee for director is unable or unavailable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.

If any other matters are properly presented at the annual meeting for consideration, such as consideration of a motion to adjourn the annual meeting to another time or place, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote, unless the shareholder otherwise specifies in the proxy. At the date this proxy statement, we do not anticipate that any other matters will be raised at the annual meeting.

Required Vote

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the annual meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect a director. Thus, an abstention or a broker “non-vote” will have no effect on the outcome of the vote on election of directors at the annual meeting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the 1st Constitution Bancorp 2005 Equity Incentive Plan and to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year.

Election inspectors appointed for the annual meeting will tabulate the votes cast by proxy or in person at the meeting. The election inspectors will determine whether or not a quorum is present. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, if directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker.

Revocability of Proxies

Any shareholder giving a proxy has the right to attend and vote at the annual meeting in person. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the annual meeting. If you submit a proxy and then wish to change your vote or vote in person at the annual meeting, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is exercised by delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later-dated proxy or written revocation must be received before the meeting by the Corporate Secretary of the Company, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or it must be delivered to the Corporate Secretary at the annual meeting before proxies are voted.

Multiple Copies of Annual Report and Proxy Statement

When more than one holder of Company common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Company common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

We will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name,” at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Joseph M. Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, telephone (609) 655-4500 or send an e-mail to jmr@1stconstitution.com.

You may also contact Mr. Reardon at the address or telephone number above if you are a shareholder of record of the Company and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Solicitation of Proxies

This proxy solicitation is being made by the Board. The cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, email, or other electronic means by officers, directors and employees of the Company. We will not specially compensate those persons for such solicitation activities. We may retain a proxy-soliciting firm to assist us in soliciting proxies. If so, we would pay the proxy-soliciting firm a fee and reimburse it for certain out-of-pocket expenses. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

ITEM 1 - ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three separate classes of directors, designated as Class I, Class II, and Class III. One director in Class I is serving a three year term which expires in 2006 and the other director in Class I is serving an initial two-year term also expiring in 2006; directors in Class II are serving a three year term which expires in 2007; and the director in Class III is serving for an initial term of three years, which expires at the annual meeting, and in each case until their successors are duly elected and qualified. At each annual meeting of shareholders, one class of directors will be elected for terms of three years to succeed those directors in the class whose terms then expire.

The Company’s certificate of incorporation requires each class of directors to consist as nearly as possible of one-third of the authorized number of directors. In the event that a nominee stands for election as a director at an annual meeting as a result of an increase by the Board of Directors of the authorized number of directors and such nominee is to serve in a class of directors whose term is not expiring at such annual meeting, the nominee, if elected, may stand for an initial term expiring concurrent with the expiration of the term of the directors in the class to which such nominee is elected as a director.

The only director nominee for election at the annual meeting is the one nominee for election as a Class III director, Robert F. Mangano, who, if elected, will serve a three-year term expiring in 2008 and until his successor is duly elected and qualified.

The number of nominees was determined by the Board of Directors pursuant to the Company’s By-Laws. If, for any reason, the nominee for director is unable or unavailable to serve or for good cause will not serve, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced. The Board believes that the named nominee is available, and, if elected, will be able to serve.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth (i) the names, ages and classes of the nominee for election to director and the directors whose terms extend beyond 2005 and the name and age of the executive officer of the Company who does not also serve as director of the Company, (ii) the other positions and offices presently held by such persons with the Company, if any, (iii) the period during which such persons have served on the Board of Directors of the Company, (iv) the expiration of each director’s term as director, and (v) the principal occupations and employment of the persons during the past five years.

NOMINEE FOR ELECTION AT 2005 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	Expiration of Term	Principal Occupation
Robert F. Mangano, Director, President and Chief Executive Officer	59	III	1999	2005	President and Chief Executive Officer, 1st Constitution Bank/Cranbury, New Jersey

DIRECTORS WHOSE TERMS EXTEND BEYOND THE 2005 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	Expiration of Term	Principal Occupation
Charles S. Crow, III, Chairman of the Board	55	I	1999	2006	Attorney, Crow & Associates, Princeton, New Jersey

David C. Reed, Director	54	I	2004	2006	CEO, Mapleton Nurseries/ Kingston, New Jersey and Managing Director, Reed & Company/Princeton, New Jersey

William M. Rue, Director and Corporate Secretary	57	II	1999	2007	President, Rue Insurance/Trenton, New Jersey and President, Rue Financial Services, Inc./Trenton, New Jersey

Frank E. Walsh, III, Director	38	II	1999	2007	Vice President, Jupiter Capital Management/Morristown, New Jersey

EXECUTIVE OFFICER
Name and Position with the Company	Age				Principal Occupation
Joseph M. Reardon, Senior Vice President and Treasurer	52				Senior Vice President and Treasurer 1st Constitution Bank/Cranbury, New Jersey

Directors

Set forth below is the name of, and certain biographical information regarding, the directors of the Company.

Charles S. Crow, III has served as the Chairman of the Board of the Company and of the Bank since March 2005. Mr. Crow is a partner in the law firm of Crow & Associates in Princeton, New Jersey. From January 1, 1992 to November 30, 1998, Mr. Crow was a partner in the law firm of Crow & Tartanella in Somerset, New Jersey.

Robert F. Mangano is the President and Chief Executive Officer of the Company and of the Bank. Prior to joining the Bank in 1996, Mr. Mangano was President and Chief Executive Officer of Urban National Bank, a community bank in the northern part of New Jersey for a period of three years and a Senior Vice President of another bank for one year. Prior to such time, Mr. Mangano held a senior position with Midlantic Corporation for 21 years. Mr. Mangano is a director of the Englewood Hospital Medical Center and serves as Vice Chairman of the Board of the Hospital. Mr. Mangano is on the

Executive Board of the George Washington Council of the Boy Scouts of America and has served as Treasurer of the John Harms Theater.

David C. Reed is a Certified Public Accountant with senior executive experience. Mr. Reed has been the Chief Executive Officer, principal owner, and co-founder of Mapleton Nurseries, a wholesale nursery specializing in container-grown native and ornamental trees and shrubs in Kingston, New Jersey since 1998, and has served as Managing Director of Reed & Company, a privately held wealth management and consulting firm in Princeton, New Jersey since 1995. Mr. Reed has extensive experience with policy development and implementation, establishment and management of international operations, financial and tax planning, risk management, and systems analysis and development.

William M. Rue is President of Rue Insurance, an insurance agency, and Rue Financial Services, Inc., a financial services provider, each of which has its principal office in Trenton, New Jersey. Mr. Rue is also a director of Selective Insurance Group, Inc. Mr. Rue has been a Chartered Property Casualty Underwriter since 1972 and an Associate in Risk Management since 1994. Mr. Rue also serves as a trustee of Rider University and a director of the Robert Wood Johnson University Hospital at Hamilton. Mr. Rue is a member of the Cranbury Township Zoning Board of Adjustment.

Frank E. Walsh, III has been a Vice President of Jupiter Capital Management based in Morristown, New Jersey, since 1991. Jupiter, and its affiliated entities, make investments across numerous asset classes for their clients. Prior to joining Jupiter, Mr. Walsh was an analyst for Kidder Peabody, Inc., in New York City. Mr. Walsh serves as a director for several other charitable and for-profit boards.

No director of the Company other than Mr. Rue is also a director of any company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

All of the above directors of the Company also serve as directors of the Bank.

Executive Officer

Set forth below is the name of, and certain biographical information regarding, an executive officer of the Company who does not serve as a director of the Company.

Joseph M. Reardon is the Senior Vice President and Treasurer of the Company and the Bank. Prior to joining the Bank in May 2000, Mr. Reardon held financial executive positions with a number of firms including most recently 13 years with B.M.J. Financial Corp., a bank holding company ending in April 1997. Mr. Reardon briefly retired from April 1997 to April 1998. Mr. Reardon came out of retirement to serve as chief financial officer of the New Jersey State Aquarium at Camden, a position held by Mr. Reardon until April 2000.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEE

The director will be elected by a plurality of the votes cast at the annual meeting, whether in person or by proxy.

CORPORATE GOVERNANCE

General

The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices. The Company’s corporate governance practices are actively reviewed and evaluated by the Board of Directors and the Nominating Committee. This review includes comparing the Board’s current governance policies and practices with those suggested by authorities active in corporate governance as well as the practices of other public companies. Based upon this evaluation, the Board has adopted those policies and practices that it believes are the most appropriate corporate governance policies and practices for the Company.

Board Independence and Composition

The Board of Directors has determined that a majority of the directors and all current members of the Nominating Committee, Compensation Committee, and Audit Committee are “independent” within the meaning of the Nasdaq independence standards, and that the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.

The Company’s independent directors are: Charles S. Crow, III, William M. Rue, Frank E. Walsh, III and David C. Reed.

In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning the director’s independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.

Board Committees and Meetings

The Company has three standing committees of the Board of Directors: the Audit Committee, the Nominating Committee, and the Compensation Committee.

Audit Committee

The Audit Committee is comprised of Charles S. Crow, III (Chairman), William M. Rue, Frank E. Walsh, III, and David C. Reed. The Audit Committee serves as a communication point among non-Audit Committee directors, internal auditors, the independent accountants and Company management as their respective duties relate to financial accounting, financial reporting and internal controls. The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to accounting policies, internal controls, financial and operating controls, standards of corporate conduct and performance, financial reporting practices and sufficiency of auditing.

The Board has determined that all Audit Committee members are able to read and understand financial statements and at least one member has accounting or related financial management expertise in accordance with the applicable Nasdaq rules. The Board has also determined that David C. Reed qualifies as an “audit committee financial expert,” and serves as the Company’s “audit committee financial expert.” No member of the Audit Committee received any compensation from the Company during fiscal 2004 other than compensation for services as a director.

Nominating Committee

The Nominating Committee is comprised of Messrs. Rue, Walsh and Crow. The Nominating Committee is responsible for recommending for consideration by the Board candidates to serve as directors of the Company as well as the re-election of current directors. The committee also reviews recommendations from shareholders regarding corporate governance and director candidates. The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates”.

The Nominating Committee charter is not available to security holders on the Company’s website. A copy of the Nominating Committee charter is included as an appendix to the Company’s definitive proxy statement relating the Company’s 2004 annual meeting of shareholders, which was filed with the SEC on April 21, 2004.

Compensation Committee

The Compensation Committee is comprised of Messrs. Walsh (Chairman), Crow, and Rue. The Compensation Committee reviews and approves the compensation arrangements for the Company’s executives and outside directors. The Compensation Committee administers the Company’s equity incentive plans and makes awards pursuant to those plans.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings.

In fiscal 2004, the Board of Directors held seven meetings (six of which included a meeting of the Board of Directors of the Bank), the Audit Committee held five meetings, the Compensation Committee held two meetings, and the Nominating Committee held no meetings. Each director attended at least 75% of the aggregate meetings of the Board of Directors and of the committees of which such director was a member.

Unless there are mitigating circumstances, such as medical, family or business emergencies, Board members are expected to participate in all Board meetings and all committee meetings of which the director is a member and to attend the Company’s annual meeting of shareholders. All Board members attended last year’s annual meeting of shareholders.

Director Compensation

During 2004, non-employee directors of the Company and non-employee directors of the Bank were compensated for services rendered in such capacities at the rate of $400 per Board meeting and $400 per Board committee meeting attended. Directors serving on the Board of the Company who also serve on the Board of the Bank do not receive additional compensation for attending a Bank Board meeting that is held on a date upon which the director attends a Company Board meeting. Similarly, no additional compensation is paid for attending a Bank Board committee meeting on a date upon which a director attends a Company Board committee meeting. Effective January 1, 2005, these fees were increased to $500 per Board meeting and $500 per Board committee meeting attended.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines adopted in March 2004 require non-management directors to meet in executive sessions periodically at least two times per year. At each executive session, the non-management directors will select a director to preside at the meeting. Two executive sessions of non-management directors were held in 2004.

Selection of Director Candidates

The Nominating Committee has established a policy regarding the consideration of director candidates, including those recommended by shareholders. The Nominating Committee, together with the President and other Board members, will from time to time as appropriate identify the need for new Board members. Particular proposed director candidates who satisfy the criteria set forth below and otherwise qualify for membership on the Board will be identified by the Nominating Committee. In identifying candidates, the Nominating Committee will seek input and participation from the President, other Board members, and other appropriate sources, to ensure that all points of view can be considered and the best possible candidates can be identified. The Nominating Committee may also, as appropriate, engage a search firm to assist it in identifying potential candidates. Members of the Nominating Committee, the President and other Board members, as appropriate, may personally interview selected director candidates and provide input to the Nominating Committee. The Nominating Committee will determine which candidate(s) are to be recommended to the Board for approval.

Shareholders wishing to submit a director candidate for consideration by the Nominating Committee must submit the recommendation to the Nominating Committee, c/o President and Chief Executive Officer, 1st Constitution Bancorp, P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512 in writing, not less than 120 days nor more than 150 days prior to the first anniversary date of the preceding year’s annual meeting. To ensure that a shareholder wishing to propose a candidate for consideration by the Nominating Committee has a significant stake in the Company, to qualify for consideration by the Nominating Committee, the shareholder submitting the candidate must demonstrate that he or she has been the beneficial owner of at least 1% of the Company’s outstanding shares for a minimum of one year prior to the submission of the request. The request must be accompanied by the same information concerning the director candidate and the recommending shareholder as described in Article I, Section 9 of the Company’s by-laws for shareholder nominations for director. The Nominating Committee may also request any additional background or other information from any director candidate or the recommending shareholder as it may deem appropriate. Nothing above shall limit a shareholder’s right to propose a nominee for director at an annual meeting in accordance with the procedures set forth in the Company’s by-laws.

All directors play a critical role in guiding the Company’s long-term business strategy and in overseeing the management of the Company. Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. The following factors, at a minimum, are considered by the Nominating Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

•	appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;

•	global business and social perspective;

•	if the Committee deems it applicable, whether the candidate would be considered a financial expert or financially literate as described in SEC or Nasdaq rules or an audit committee financial expert as defined by the Sarbanes-Oxley Act of 2002;

•	if the Committee deems it applicable, whether the candidate would be considered independent under Nasdaq rules and the Board’s additional independence guidelines set forth in the Company’s Corporate Governance Guidelines;

•	demonstrated character and reputation, both personal and professional, consistent with the image and reputation of the Company;

•	willingness to apply sound and independent business judgment;

•	ability to work productively with the other members of the Board; and

•	availability for the substantial duties and responsibilities of a director of the Company.

Shareholder Communications Process

Information regarding the Company’s process for shareholders to communicate with the Board of Directors and the manner in which such communications are forwarded is available on the Company’s website located at www.1stconstitution.com, under “About Us”.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) which applies to the Company’s chief executive officer and principal financial and accounting officer and to all other Company directors, officers and employees. The Company filed its Code of Conduct as an exhibit to its 2003 Annual Report on Form 10-K filed with the SEC on March 25, 2004. The Company will disclose any substantive amendments to, or waivers from, provisions of the Code of Conduct made with respect to the chief executive officer or principal financial and accounting officer in a Current Report on Form 8-K filed with the SEC.

The Company has also adopted Corporate Governance Guidelines which are intended to provide guidelines for the governance of the Company by the Board and its committees.

STOCK OWNERSHIP OF MANAGEMENT

AND PRINCIPAL SHAREHOLDERS

The following table sets forth information concerning the beneficial ownership of the Company common stock as of March 22, 2005 by each director/nominee, by the Company’s named executive officers, by all directors and executive officers as a group, and by any individual or group owning 5% or more of the Company common stock. Except as set forth in the table, the Company knows of no person or group that beneficially owns 5% or more of the Company common stock. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares of Company common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned (a)		Percent of Stock
Charles S. Crow, III	16,414	(b)	*
Robert F. Mangano	160,088	(c)	4.74%
William M. Rue, C.P.C.U.	115,690	(d)	3.49%
Frank E. Walsh, III	153,344	(e)	4.62%
David C. Reed	440	(f)	*
Joseph M. Reardon	7,949	(g)	*
All Directors and Executives Officers of the Company as a Group (6 Persons)	453,925	(h)	13.3%

*	less than one percent

(a)

The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial interest” set forth in SEC regulations and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power.

Beneficial ownership may be disclaimed as to some of the shares. A person is also deemed to beneficially own shares of Company common stock which such person does not own but has a right to acquire presently or within sixty days after March 22, 2005.

(b)	Includes 2,038 shares owned directly by Mr. Crow, options to purchase 6,568 shares of Company common stock, all of which are currently exercisable, 5,002 shares of Company common stock held by Crow & Associates Profit Sharing Plan and 2,806 shares of Company common stock held by Crow Family Associates, LLC.

(c)	Includes 90,174 shares owned directly by Mr. Mangano, options to purchase 68,474 shares of Company common stock, all of which are currently exercisable, 1,440 shares of common stock held by The Mangano Trust, and does not include grants of 9,718 shares of restricted stock, which have not been issued, do not vote, and are subject to vesting based on continued service.

(d)	Includes 30,878 shares owned directly by Mr. Rue, 52,888 shares owned jointly with Mr. Rue’s wife, 23,152 shares held by Mr. Rue’s wife, 2,204 shares held by Charles E. Rue & Sons, Inc., and options to purchase 6,568 shares of Company common stock, all of which are currently exercisable.

(e)	Includes 2,856 shares owned directly by Mr. Walsh, 143,920 shares of Company common stock owned by Mulligan Holdings, L.P., over which Mr. Walsh may be deemed to have beneficial ownership, and includes options to purchase 6,568 shares of Company common stock, all of which are currently exercisable.

(f)	Includes 440 shares owned jointly with Mr. Reed’s wife.

(g)	Mr. Reardon owns 2,322 shares directly. The amount in the table also includes options to purchase 5,627 shares of Company common stock that are currently exercisable but does not include grants of 3,072 shares of restricted stock, which have not been issued, do not vote, and are subject to vesting based on continued service.

(h)	Includes options to purchase 93,805 shares of Company common stock, all of which are currently exercisable, and does not include 12,790 unvested awards of restricted stock, which have not been issued, do not vote, and are subject to vesting based on continued service.

EXECUTIVE COMPENSATION

The following table is a summary of certain information concerning compensation during the last three fiscal years paid to the Company’s named executive officers (the only executive officers of the Company whose total cash compensation exceeded $100,000 for the year ended December 31, 2004).

SUMMARY COMPENSATION TABLE

	Year	Annual Compensation				Long Term Compensation
		Salary ($)	Bonus ($)	Other Annual Compensation ($)		Awards			Payouts
Name and Principal Position						Restricted Stock Awards ($)		Securities Underlying Stock Option Grants (#)	Other Compensation ($)
Robert F. Mangano, President and Chief Executive Officer	2004 2003 2002	300,000 265,000 240,000	135,000 118,750 110,000	13,990 13,785 11,150	(1) (1) (1)	87,875 58,443 29,211	(2) (2) (2)	— — —	6,500 6,000 5,500	(3) (3) (3)

Joseph M. Reardon, Senior Vice President and Treasurer	2004 2003 2002	120,000 110,000 103,132	25,000 21,000 17,000	632 652 —		25,297 13,792 8,358	(2) (2) (2)	2,100 1,050 1,575	3,538 3,344 2,530	(3) (3) (3)

(1)	Includes the value of life insurance in excess of $50,000 and the amount of the annual contribution by the Company for an annuity contract.

(2)	Subject to a vesting schedule of 25% each year over four years.

(3)	Represents Company contribution under 401(k) Plan.

Stock Option Grants in 2004

The following table shows all stock option grants during 2004 to the named executive officers and the potential value of options granted during 2004. The Company did not use SARs as compensation in 2004.

STOCK OPTION GRANTS/SARS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options/SARs Granted(#)		% of Total Options/ SARs Granted to Employees in Fiscal Year		Exercise or Base Price ($/Sh)		Expiration Date
Joseph M. Reardon	2,100	(1)	19	(1)	17.34	(1)	December 16, 2014

(1)	Adjusted for the 5% stock dividend declared December 16, 2004 and paid January 31, 2005 to shareholders of record on January 18, 2005 and for the two-for-one stock split in the form of a stock dividend declared January 20, 2005, and paid February 28, 2005 to shareholders of record on February 10, 2005.

Aggregated Option Exercises in 2004 and Year-End Option Value

The following table shows options exercised, if any, during 2004, and the value of unexercised options held at year-end 2004, by the named executive officers. The Company did not use SARs as compensation in 2004.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END

OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)		Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY- End (#) Exercisable/ Unexercisable		Value of Unexercised In-The-Money Options/SARs at FY- End ($) Exercisable/ Unexercisable
Robert F. Mangano	56,348	(1)	641,816	68,474/—	(1)	1,206,512/—
Joseph M. Reardon	—		—	5,627/4,631	(1)	99,147/81,598

(1)	Adjusted for the 5% stock dividend declared December 16, 2004 and paid January 31, 2005 to shareholders of record on January 18, 2005 and for the two-for-one stock split in the form of a stock dividend declared January 20, 2005, and paid February 28, 2005 to shareholders of record on February 10, 2005.

Employment Contracts and Termination of Employment and Change of Control Arrangements

On February 22, 2005, the Company, upon the authorization of the Compensation Committee of its Board of Directors, entered into a three-year employment agreement with Robert F. Mangano (the “Employment Agreement”), effective as of January 1, 2005, which replaced Mr. Mangano’s prior employment agreement with the Company, dated as of April 22, 1999. Pursuant to the terms of the Employment Agreement, Mr. Mangano will continue to serve as the President and Chief Executive Officer, and as a director, of each of the Company and the Bank, and

•	will receive an annual base salary of at least $330,000 plus a cash bonus not to exceed 50% of his base salary;

•	will participate in the Company’s stock equity plans on at least an annual basis;

•	is entitled to participate in the employee benefit plans maintained by the Company and the Bank, including the 401(k) program, the medical insurance and reimbursement program, the group term life insurance program, the group disability program, and the Company’s Supplemental Executive Retirement Plan; and

•	is entitled to reimbursement for reasonable out-of-pocket business expenses, the use of an automobile, a country club membership and reimbursement for reasonable moving costs associated with his relocation to the market area of the Bank.

The Employment Agreement is subject to automatic one year extensions but may not be extended beyond October 21, 2010.

Mr. Mangano will be entitled to receive as severance an amount equal to twice his then annual base salary, plus any appropriate cash bonus, if his employment is terminated by the Company for a reason other than just cause, death or disability, or by Mr. Mangano for good reason. Good reason includes:

•	if Mr. Mangano is required to move his personal residence out of the Bank’s geographic area;

•	if Mr. Mangano is assigned duties and responsibilities substantially inconsistent with those normally associated with his position;

•	a material reduction in responsibilities or authority;

•	a reduction of base salary or a material reduction in benefits; or

•	a material breach of the Employment Agreement by the Company which is not cured within 30 days after he notifies the Company of the breach.

Severance is payable in equal consecutive monthly payments, or in one lump sum within 10 days after the termination, at the discretion of the Company.

In the event there is a Change in Control of the Company and within 12 months thereafter Mr. Mangano’s employment is terminated by the Company for a reason other than just cause, disability or death, or by Mr. Mangano for any reason, then Mr. Mangano would be generally entitled to a lump sum amount equal to three times the aggregate of his base salary plus a projected annual cash bonus to be paid within 10 days after termination.

For the purposes of the Employment Agreement, “Change in Control” includes:

•	significant changes in the stock ownership of the Company;

•	the first purchase of the Company’s voting stock pursuant to a third party tender or exchange offer;

•	the acquisition by any person, directly or indirectly, of the control of the election of a majority of the Company’s directors;

•	the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act;

•	certain changes in the Board of Directors of the Company;

•	the approval of the Company’s shareholders of a merger or consolidation (other than certain such transactions in which the Company is the surviving entity), a sale of substantially all the assets of the Company, or a complete liquidation of the Company.

In the event that any severance payments would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties are incurred by Mr. Mangano as a result of such excise tax, Mr. Mangano will be entitled to receive a gross-up to offset any such amounts.

Mr. Mangano will be subject to a restrictive covenant upon termination. Pursuant to the restrictive covenant, Mr. Mangano may not, for one year following the termination or discontinuation of Mr. Mangano’s employment or during the remaining term of the Employment Agreement, serve as an officer or director or employee of any community bank, savings association or mortgage company with principal offices in Middlesex County, New Jersey, and which offers products and/or services from offices in Middlesex County, New Jersey, competing with those offered by the Bank.

Effective April 1, 2004, the Company entered into a change of control agreement with Joseph M. Reardon, Senior Vice President and Treasurer of the Company (the “Change of Control Agreement”). Under the Change of Control Agreement, if Mr. Reardon’s employment is terminated during the 18 month period after a Change in Control:

•	by the Company for other than cause, death or disability; or

•	by Mr. Reardon for good reason including:

•	a significant reduction in authority or responsibility;

•	an assignment of duties that are materially different or require a significant increase in travel;

•	a reduction in base salary or the failure to grant reasonable increases in base salary;

•	a relocation of the Company’s principal offices to a location outside the State of New Jersey; or

•	the failure by a successor to assume the agreement; then

Mr. Reardon would be entitled to receive 18 monthly payments equal to one-twelfth of his highest base salary that he received in the 12 months prior to such termination.

If payments under the Change of Control Agreement would not be deductible in whole or in part under Section 280G or 162(m) of the Internal Revenue Code of 1986, as amended, or any combination thereof, such payments shall be reduced until the payments are either fully deductible or are reduced to zero.

For purposes of the Change of Control Agreement, “Change in Control” is generally defined to include significant changes in the stock ownership of the Company, certain changes in the Board of Directors of the Company, certain business combinations, a complete liquidation of the Company and a sale of substantially all the assets of the Company.

Stock Option Plans

(a)	Key Employee Plan and 1996 Stock Option Plan.

The Bank’s 1990 Employee Stock Option Plan for Key Employees, as amended (the “Key Employee Plan”), was adopted by the Board of Directors of the Bank and approved by the shareholders of the Bank in March 1990. The Bank’s 1996 Employee Stock Option Plan (the “1996 Stock Option Plan”) was adopted by the Board of Directors of the Bank and approved by the shareholders of the Bank in March 1997. In 1999, as part of the formation of the Company as a holding company for the Bank, the Key Employee Plan and the 1996 Stock Option Plan were each amended so that no further grants may be made thereunder, and each option to purchase one share of Bank common stock was converted into an option to purchase one share of Company common stock, and such plans were thereafter administered by a committee of the Board of Directors of the Company rather than a committee of the Board of Directors of the Bank.

As of the date of this Proxy Statement, options for 22,356 shares (as adjusted for all stock dividends) were outstanding under the Key Employee Plan, and options for 68,474 shares (as adjusted for all stock dividends) were outstanding under the 1996 Stock Option Plan.

(b)	2000 Employee Stock Option and Restricted Stock Plan

The 2000 Employee Stock Option and Restricted Stock Plan (the “2000 Plan”) was adopted by the Board of Directors of the Company and approved by the shareholders of the Company in April 2000. Under the 2000 Plan, the Company may issue stock options for up to 510,512 shares of its common stock to eligible employees, independent contractors, agents and consultants of the Company and its subsidiaries, but excluding non-employee directors of the Company, to aid in attracting and retaining employees, independent contractors, agents and consultants, and to closely align their interests with those of shareholders. The Company may also issue shares of Company restricted common stock under the 2000 Plan as a bonus to any employee for such consideration as determined by the committee in accordance with applicable laws.

The 2000 Plan is administered by the Compensation Committee of the Board, which determines the terms of each grant under the 2000 Plan. Under the 2000 Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2000 Plan, and the amount and option price for each outstanding option, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

As of the date of this proxy statement, options for 41,480 shares (as adjusted for all stock dividends) were outstanding under the 2000 Plan and 44,026 shares of restricted stock, subject to vesting based on continued service, have been granted under the 2000 Plan.

(c)	Directors Plan

The Board of Directors of the Company has adopted a Directors Stock Option and Restricted Stock Plan for non-employee directors (the “Directors Plan”). The Directors Plan provides for options to purchase a total of not more than 134,008 shares of Company common stock by non-employee directors of the Company and its subsidiaries, including the Bank. As of the date of this Proxy Statement, options for 62,932 shares (as adjusted for all stock dividends) were outstanding under the Directors Plan.

The Directors Plan is administered by the Compensation Committee of the Board, which determines the terms of each grant under such Directors Plan. Under the Directors Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years from the date of the grant. The number of shares of Company common stock covered by the Directors Plan, and the amount and option price for each outstanding option shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

Supplemental Executive Retirement Plan

The Company adopted the 1st Constitution Bancorp Supplemental Executive Retirement Plan effective September 4, 2002 and amended it effective January 1, 2004. The 1st Constitution Bancorp Supplemental Executive Retirement Plan, as amended, is referred to herein as the “SERP”. Under the terms of the SERP, a committee of the Board is authorized to select executives of the Company and the Bank for participation therein. The current participants who are executive officers are Messrs. Mangano and Reardon.

Under the terms of the SERP, participants earn the right to an annual nonqualified pension benefit to be paid following termination of employment, subject to a vesting schedule. The SERP benefit is generally equal to their final base compensation, multiplied by a multiplier percentage selected for such participant by the committee. The multiplier percentages for Messrs. Mangano and Reardon are 50%, and 25%, respectively. Final base compensation is generally equal to the participant’s highest annual rate of base compensation in effect during the twelve month period prior to termination of employment. In the event that a participant terminates employment prior to age 65 (for reasons other than disability, death or change of control (as defined in the SERP)), then the SERP benefit is reduced by 5% for each full or partial year by which the participant’s termination date precedes his or her attainment of age 65.

A participant’s SERP benefit is further subject to a vesting schedule, which may be accelerated from time to time in the sole determination of the Board of Directors. The vesting schedule generally provides that for each full year of service with the Company or the Bank (including years of service prior to the implementation of the SERP), the participant earns 10% of vesting credit. For example, a participant who has six full years of service will be 60% vested in his or her SERP benefit. A participant will become fully vested, however, in the event of the occurrence of his or her death or disability while employed by the Company or the Bank, or upon the occurrence of a change of control (as defined in the SERP). A participant will also automatically become fully vested upon attainment of age 65, if employed on that date. Forfeiture of all rights to the SERP benefit would occur upon termination for cause (as defined in the SERP). In the case of Mr. Mangano, the Board has fully vested his rights in his SERP benefit.

In the event that a participant commences receipt of his or her SERP benefit following age 65 (or following a change of control), the participant will be entitled to a lifetime annuity with a 15 year minimum guaranteed payout period, or the actuarial equivalent thereof. For payments commencing prior to age 65 (assuming no change of control), the participant will be entitled to a 15 year guarantee payout (but without a life annuity), or the actuarial equivalent thereof. In the event of termination of employment as a result of disability, the participant will be entitled to his or her SERP benefit commencing at age 65, unreduced for early retirement, in the form of a lifetime annuity with a 15 year minimum guaranteed payout period. For terminations following a change of control, the SERP benefit will be paid at age 65 or at any time following termination of employment (at the election of the participant), with a 5% reduction for each year (or portion thereof) by which the commencement date precedes the participant’s 65th birthday.

Directors’ Deferral Plan

The Company adopted the 1st Constitution Bancorp Directors’ Deferral Plan (the “Directors’ Deferral Plan”) effective as of September 4, 2002. Under the terms of the Directors’ Deferral Plan, members of the Board of Directors of the Company and/or the Bank who are not current employees may voluntarily elect to defer receipt of some or all of the directors’ fees and retainer amounts that would otherwise be payable to them.

Amounts that are deferred under the Directors’ Deferral Plan will be credited with an interest component calculated in one of two ways. A participating Director must choose which calculation methodology will apply for a given year, and must make the choice prior to the commencement of such year. The first interest rate component is equal to the prime rate, determined as of the first business day of the given calendar year (except for the 2002 year, for which the rate was determined as of the effective date). The second interest rate component is equal to the performance of the Company’s common stock during the course of the year (determined by averaging the closing prices of the Company’s common stock for each business day during the year), except that for this component there are certain minimum and maximum crediting rates, with such rates being 4% and 12% respectively.

Amounts paid under the Directors’ Deferral Plan will be paid in cash only. Amounts paid under the Directors’ Deferral Plan will be paid either in the form of a single lump sum, or in installments over a period of ten years, commencing following termination of service as a Director. The Directors’ Deferral Plan also provides for payment in the form of a single lump sum in the event of the death of a Director, and further provides for limited ability to receive payment prior to termination of service in the event of an unforeseeable emergency. Furthermore, in the event of a change of control of the Company (as defined in the Directors’ Deferral Plan), the Directors’ Deferral Plan will terminate automatically and all amounts credited thereunder will be distributed in the form of single lump sums to the participants or their beneficiaries. During 2004, no Directors of the Company participated in the Directors’ Deferral Plan.

Executive Life Insurance Agreements

The Bank entered into a life insurance arrangement with several executives in 2002. Under the terms of the individual life insurance agreements, the covered employees obtain current life insurance protection while employed, and cash value accumulates under the underlying policies. In the event that a covered employee terminates employment with the Bank, then coverage and all rights of the employee under the agreement and the policies ceases, unless the employee had both attained age 60 and completed 10 years of service with the Bank (including years of service prior to implementation of the agreements) at the time of termination of employment, in which case coverage will remain in effect until death. In addition, in the event of a change of control (as defined in the agreements) prior to termination of employment, coverage will remain in effect until death. Coverage would cease in the event of termination of employment for cause (as defined in the agreements). The Bank pays all premiums with respect to the policies.

The Bank owns the policies and all cash values thereunder. Upon the death of the covered employee, if the agreement is still in effect, the death proceeds will be used by the Bank to pay to the insured’s beneficiary an amount equal to three times the covered employee’s base annual salary (not including bonus or other forms of compensation) in effect at the time of his or her death or retirement, minus amounts payable by reason of any other group term insurance coverage provide by the Bank. The Bank is entitled to all other amounts payable under the policies. During 2004, Messrs. Mangano and Reardon were parties to these agreements.

Directors’ Insurance Plan

The Company adopted the 1st Constitution Bancorp Directors’ Insurance Plan (the “Directors’ Insurance Plan”), effective as of October 1, 2002, as amended on February 19, 2004. The Directors’ Insurance Plan covers all individuals who were members of the Board of Directors of the Company or of the Bank (who were not also employees of the Company or the Bank) on the effective date. Thereafter, members of the Board of Directors of the Company or of the Bank shall become participants in the Directors’ Insurance Plan after completion of ten years of service as a member of the applicable Board of Directors (provided that they are not then employed by the Company or the Bank).

Under the Directors’ Insurance Plan, a covered individual is provided with term insurance coverage in the amount of one hundred thousand dollars. Coverage will remain in effect even if the individual’s service as a member of the Board of Directors ceases.

The Company pays all premiums due under the Directors’ Insurance Plan, and has all ownership rights to the policies and all cash values thereunder.

The Directors’ Insurance Plan may be amended, suspended or terminated at any time, except that (i) any amendment, suspension or termination of the Directors’ Insurance Plan with respect to a particular director that is not applicable to all other participants does not require the approval of the particular director unless “Cause” (as defined in the Directors’ Insurance Plan) exists with respect to the director, and (ii) termination may not occur without the consent of an affected director following a “Change of Control” (as defined in the Directors’ Insurance Plan). The Directors’ Insurance Plan may be terminated or suspended (in whole or in part) nevertheless at any time if failure to terminate or suspend the Plan would subject the Company, its officers or directors to sanctions by a regulatory agency.

Equity Compensation Plan Information

The following table provides information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2004. The information in the table has been adjusted for the 5% stock dividend declared December 16, 2004 and paid January 31, 2005 to shareholders of record on January 18, 2005 and for the two-for-one stock split in the form of a stock dividend declared January 20, 2005, and paid February 28, 2005 to shareholders of record on February 10, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	126,433	$4.53	491,949
Equity compensation plans not approved by security holders (2)	62,932	$8.00	71,076
Total	189,365	$5.68	563,025

(1)	Includes the Company’s 1990 Employee Stock Option Plan for Key Employees, 1996 Employee Stock Option Plan, and 2000 Employee Stock Option and Restricted Stock Plan.

The 1990 Employee Stock Option Plan for Key Employees was adopted by the Board of the Bank and approved by the shareholders of the Bank in March 1990. The 1996 Employee Stock Option Plan was adopted by the Board of the Bank and approved by shareholders of the Bank in March 1997. In 1999, as part of the formation of the Company as a holding company for the Bank, these plans were each amended so that no further grants may be made thereunder, and each option to purchase one share of Bank common stock was converted into an option to purchase one share of Company common stock.

The Company’s 2000 Employee Stock Option and Restricted Stock Plan was adopted by the Board of the Company and approved by the shareholders in April 2000.

(2)	Directors Stock Option and Restricted Stock Plan.

The Company’s Directors Stock Option and Restricted Stock Plan was adopted by the Board, and became effective, on April 22, 1999, prior to the listing of the Company’s common stock on the Nasdaq National Market System. The plan provides for grants of non-qualified stock options and restricted stock awards to directors of the Company and its subsidiaries. Participants in the plan may be granted non-qualified stock options or restricted stock. All stock option grants have an exercise price per share of no less than the fair market value per share of common stock on the grant date and may have a term of no longer than 10 years after the grant date.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Messrs. Walsh, Crow, and Rue. An affiliate of Mr. Walsh has engaged in a loan transaction with the Bank, and Mr. Rue owns 25% of a real estate partnership which is subject to a mortgage in favor of the Bank. All loans by the Bank to such persons (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN TRANSACTIONS WITH MANAGEMENT

The Company, through its subsidiary the Bank, has made loans to its directors and executive officers and their associates and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. All of these loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2004, the Bank had total loans and loan commitments outstanding to directors and executive officers and their affiliates of approximately $4.5 million, or approximately 17% of total shareholder’s equity at that date.

The Company entered into an Agreement for Consulting Services with Edward D. Knapp, as of September 4, 2002, which became effective on March 10, 2005 upon Mr. Knapp’s resignation as Chairman of the Board of Directors of the Company and the Bank. Under the terms of the agreement, the Company agreed to pay Mr. Knapp ratably on a monthly basis for a total of 10 years the amount of $55,000 per annum, in exchange for Mr. Knapp’s agreement to provide limited consulting services to the senior management team and to the Boards of Directors of the Company and the Bank and for Mr. Knapp’s agreement not to compete (as an employee, owner, director or otherwise) with the Company without the consent of the Company during the term of the agreement. The agreement provides for the cessation of payments if so required by an applicable regulatory agency or in the event that such payments would subject the Company or its subsidiaries, officers or directors to sanctions.

Mr. Knapp has the authority under the Agreement to defer receipt of payment of the consulting payments that he earns under the Agreement. In addition, in the event that Mr. Knapp were to die prior to the end of the 10 year term of the Agreement, then all remaining payments to be made under the agreement will be discounted to present value (using a current U.S. Treasury rate) and paid to his designated beneficiary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Based on a review of the copies of reports furnished to the Company, the Company believes that during the year ended December 31, 2004, all filing requirements applicable to its officers, directors and 10% beneficial owners were met.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors, consisting entirely of independent directors, is responsible for establishing and overseeing policies governing annual and long-term compensation and benefits for the executive officers and other members of senior management of the Company and the Bank. The Compensation Committee approves compensation levels and the Board of Directors ratifies their recommendations. The Compensation Committee’s specific responsibilities include:

•	reviewing the Company’s and the Bank’s general compensation and benefits policies, plans and programs, including incentive compensation program and equity-based plans;

•	reviewing and approving goals and objectives relevant to the Chief Executive Officer’s compensation and the compensation of the other senior management;

•	based on an evaluation of the Chief Executive Officer’s performance, both in relation to those goals and objectives and in leading the Company, determining the Chief Executive Officer’s compensation level; and

•	upon the recommendation of the Chief Executive Officer, reviewing the base salary, incentive compensation and equity-based compensation of the other members of senior management.

The overall objectives of the Company’s executive compensation program are to attract and retain the highest quality executives to manage and lead the Company, and to provide annual and long term incentives to management, based on both Company performance and individual performance, in order to build and sustain value for shareholders.

Compensation decisions for the Company’s named executive officers, including the Chief Executive Officer, for the 2004 fiscal year were reviewed and determined by the Compensation Committee.

The Company’s executive compensation program for fiscal 2004 was reviewed and approved by the Compensation Committee. A compensation consultant was retained by the Compensation Committee to assist in reviewing competitive compensation programs for the Company in connection with the Company’s senior officers, including the Chief Executive Officer and the other named executive officer as well as other members of the management group. The Compensation Committee may consider organizations that differ from the banking organizations included in the industry group because, in the view of the Compensation Committee and its compensation consultant, the companies in the index are not necessarily the most representative group for purposes of determining competitive compensation pay practices for the senior executives. The Compensation Committee regularly reviews the competitiveness of the Company’s executive compensation practices.

Annual Base Salary. Annual base salaries for the named executive officers, including the Chief Executive Officer, are reviewed annually based upon survey data and increases through fiscal 2004 made by the Compensation Committee are based on appropriate competitive annual base salary levels for such executives. Actual total remuneration levels may range below or above target in any one year and over a period of years based on performance against annual and long-term goals as well as market price of the Company’s shares.

Stock Based and Long Term Incentive Compensation. The Board of Directors and the Compensation Committee are of the view that stock ownership or its equivalent by management aligns the interest of management with the Company’s shareholders. Stock options are granted at fair market value and are intended to align executive compensation opportunities with shareholder returns. Stock options and awards granted during fiscal 2004 were part of the Compensation Committee’s customary annual review and these grants were made at levels which the Compensation Committee determined to be appropriate long term equity-based incentives to such executives. In determining the specific levels of individual stock option and awards for fiscal 2004 for the Company’s executive officers, including the Company’s Chief Executive Officer, the Compensation Committee considered and weighed a number of factors, including the duties and responsibilities of the officer in question, the performance of the Company and of the particular officer in 2004, the performance anticipated from the officer in 2005 and future years and certain competitive factors.

Chief Executive Officer Compensation. Mr. Mangano’s base salary for 2004 was established by the Compensation Committee following and based on a performance review for 2004 conducted by the Compensation Committee. His annual incentive compensation award as set forth in the Summary Compensation Table was based on the Compensation Committee’s review of the net earnings performance of the Company against target goals. Mr. Mangano’s stock award was based on the Compensation Committee’s consideration of the factors discussed above. The Compensation Committee determined that each element and the aggregate of Mr. Mangano’s compensation for 2004 were fair and reasonable and within the range of compensation for chief executive officers of companies comparable to the Company.

SERP. Since 2002, the Company has had in effect a supplemental executive retirement program (“SERP”). The SERP is intended to provide a retirement benefit for the participants. Currently, the Company’s Chief Executive Officer and the Company’s Senior Vice President and Treasurer are the only participants, although one or more future participants could be added to the SERP by future action of the Compensation Committee.

Compliance With Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally allows a deduction to publicly traded companies for certain qualifying performance-based compensation. Section 162(m) disallows a deduction to the extent certain non-performance based compensation over $1 million paid to the Chief Executive Officer or to any other named executive officer. The Company believes that Section 162(m) deduction limits for fiscal 2005 will not be applicable or, if applicable, would not be material in terms of net financial effect. Therefore the Company does not intend to seek to change any fiscal 2005 compensation arrangements. The Company and the Compensation Committee will continue to monitor this matter.

Conclusion. The Compensation Committee believes that the compensation provided to the Company’s executive officers is reasonable and appropriate. The Compensation Committee also believes that such compensation is structured to promote high levels of individual and Company performance and to create the appropriate alignment among individual achievement, Company financial performance and the interests of the Company’s shareholders.

Compensation Committee

FRANK E. WALSH, III (Chair) CHARLES S. CROW, III WILLIAM M. RUE

Performance Graph

The following graph compares the percentage change in the cumulative total shareholders’ return on the Company’s common stock on an annual basis from December 31, 1999 through December 31, 2004, with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Index for the same period. In accordance with the SEC rules, the returns are indexed to a value of $100 at December 31, 1999 and it is assumed that all dividends were reinvested.

The Nasdaq Bank Index is currently comprised of companies in the banking industry, including banks and savings institutions and related holding companies, establishments performing functions closely related to banking, such as check cashing agencies, currency exchanges, safe deposit companies and corporations for banking abroad. The returns of each issuer in the Nasdaq Bank Index have been weighted according to the issuer’s stock market capitalization at the beginning of each period for which a return is indicated.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG 1ST CONSTITUTION BANCORP, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ BANK INDEX

*	$100 invested on 12/31/99 in stock or index-including reinvestment of dividends.

Fiscal year ending December 31.

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04
1st Constitution Bancorp	100.00	66.16	132.90	189.66	216.53	255.26

Nasdaq Stock Market (U.S.)	100.00	60.30	45.49	26.40	38.36	40.51

Nasdaq Bank	100.00	117.64	125.14	127.22	163.14	184.84

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors of the Company is comprised of four independent directors appointed by the Board of Directors (each of whom is independent under applicable rules of the National Association of Securities Dealers). The Audit Committee operates under a charter that was adopted in March 2004 (the “Audit Committee Charter”). The Audit Committee Charter provides that the Audit Committee shall have the sole authority to appoint or replace the Company’s independent accountants.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent accountants perform an annual independent audit of the financial statements and express an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America. The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board. The Audit Committee assists the Board in monitoring:

•	the integrity of the financial statements of the Company;

•	the independent accountants’ qualifications and independence;

•	the performance of the Company’s internal audit function and independent accountants; and

•	the compliance by the Company with legal and regulatory requirements.

The Audit Committee reviews with the Company’s independent accountants the results of its audit and of its interim quarterly reviews and the overall quality of the Company’s accounting policies. The Company’s independent accountants assist management, as necessary, in updating the Audit Committee concerning new accounting developments and their potential impact on the Company’s financial reporting. The Audit Committee also meets regularly with the Company’s independent accountants without management present.

The Audit Committee reviews and discusses with management the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Audit Committee also meets with Company management, without the Company’s independent accountants present, to discuss management’s evaluation of the performance of the independent accountants.

With respect to fiscal 2004, the Audit Committee:

•	replaced the Company’s former independent accountants, KPMG LLP, with Grant Thornton LLP.

•	met with management and Grant Thornton LLP to review and discuss the Company’s audited financial statements and to discuss significant accounting issues;

•	periodically met with management to review and discuss quarterly financial results;

•	discussed with Grant Thornton LLP the scope of its services, including its audit plan;

•	reviewed the Company’s internal control processes and procedures;

•	discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

•	reviewed the written disclosures and letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Grant Thornton LLP their independence from management and the Company;

•	implemented various changes and actions in response to the requirements of the Sarbanes-Oxley Act, SEC regulations, and Nasdaq corporate governance standards, as they impact the Audit Committee, the financial reporting process and internal controls procedures; and

•	reviewed and approved all audit and non-audit services provided by Grant Thornton LLP during fiscal 2004.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal ended December 31, 2004 for filing with the SEC.

Members of the Audit Committee

CHARLES S. CROW, III (Chair) WILLIAM M. RUE FRANK E. WALSH, III DAVID C. REED

ITEM 2 – ADOPTION OF 1ST CONSTITUTION BANCORP

2005 EQUITY INCENTIVE PLAN

General

The Board has approved for submission to the Company’s shareholders the 1st Constitution Bancorp 2005 Equity Incentive Plan (the “Plan”). The Plan provides that the Committee (as defined below) may grant participants stock options, restricted stock, or such other awards as the Committee may determine. The number of shares of common stock to be reserved and available for awards under the Plan will be 300,000. As of the close of business on April 4, 2005, the value of the 300,000 shares of common stock to be reserved and available for awards under the Plan was $5,955,000.

Description of the Plan

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit A.

Purposes. The purposes of the Plan are to aid the Company in attracting, retaining, motivating and rewarding employees and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions, to reward achievement of Company goals, and to promote the creation of long-term value for shareholders by closely aligning the interests of participants with those of shareholders.

Types of Awards. The Plan provides that the Company may grant participants stock options, restricted stock, or such other awards as the Committee may determine. Options awarded under the Plan may either be options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not, or cease to, qualify as incentive stock options under the Code (“nonqualified stock options” or “NQSOs”).

Eligibility. Awards may be granted under the Plan to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors shall not be eligible to participate in the Plan.

Administration. The Plan will be administered by a committee of two or more directors selected by the Board, who are not employees of the Company or any subsidiary or affiliate (the “Committee”). The Committee shall have full and final authority to select participants, to grant awards, to determine the type and number of awards, to establish the terms, conditions, restrictions and other provisions of awards, to cancel or suspend awards, to prescribe documents evidencing or setting terms of awards, amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto, to construe and interpret the Plan and award documents and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee shall be final, conclusive, and binding upon all persons interested in the Plan.

Shares Available; Adjustments. A total of 300,000 shares have been reserved and available for delivery in connection with awards under the Plan; however, the total number of shares which may be issued and delivered in connection with awards that are granted as ISOs is limited to 150,000. Shares delivered under the Plan shall be authorized and unissued shares, or treasury shares, or partly out of each, as shall be determined by the Board. Shares subject to an award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the participant will again be available for awards, but with respect to shares reserved and available for ISOs, only to the extent consistent with applicable regulations relating to ISOs under the Code. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Per-Person Award Limitations. Participants are limited in any year to awards under the Plan relating to no more than 20,000 shares per type of award (that is, options, restricted stock, and other awards), plus the amount of the participant’s unused annual limit relating to the same type of award as of the close of the previous year, subject to adjustment.

Terms of Stock Options. The exercise price per share purchasable under either an ISO or a NQSO shall not be less than the fair market value of a share of stock on the date of grant of the option. The Committee shall determine the term of each option, provided, that no ISO may have a term in excess of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property, and the methods by or forms in which stock will be delivered or deemed to be delivered in satisfaction of options.

Terms of Restricted Stock. Restricted Stock is stock which is subject to certain restrictions and to a risk of forfeiture. The Committee will determine the period over which the restricted stock will vest, and will impose such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may in its discretion determine. Unless restricted by the Committee, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon.

Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements; New Plan Benefits. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. Awards are subject to the discretion of the Board and therefore amounts which would have been received by the eligible participants if the Plan had been in place for fiscal 2004, or such amounts which may be granted in the future, are not determinable.

Amendment, Modification and Termination of the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant awards under the Plan without the consent of shareholders or participants. Any amendment to the Plan shall be submitted to the Company’s shareholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the stock may then be listed or quoted. Without the consent of an affected participant, no Board action may materially and adversely affect the rights of such participant under any outstanding award, unless such action is deemed necessary in order to achieve compliance with tax or securities laws or regulations.

Change in Control. Unless otherwise provided by the Committee in the award document or subject to other applicable restrictions, in the event of a Change in Control (as defined in the Plan) all non-forfeited options and awards carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, and all restricted stock and awards subject to risk of forfeiture shall become fully vested. The Committee may, in its discretion, determine to extend to any participant who holds options or other awards, the right to elect during the 60-day period immediately following the Change in Control, in lieu of acquiring shares, to receive in cash (based upon a formula as described in the Plan).

Federal Income Tax Implications of the Plan

The following provides only a general description of the application of federal income tax laws to awards under the Plan. This discussion is intended for the information of shareholders considering how to vote at the annual meeting, and not as tax advice or guidance to participants in the Plan, as the consequences may vary depending upon specific circumstances. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

Incentive Stock Options. With respect to an incentive stock option, no income is realized by the participant at the time the option is granted or exercised. If common stock is issued to a participant upon exercise of an incentive stock option, and if the participant does not dispose of those shares in a disqualifying disposition within two years after the date of the option grant or within one year after the shares are issued to the participant, then (i) on the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes.

The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative tax liability for the participant. If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, then generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares, and (ii) the Company will be entitled to deduct the amount of income taxed to the participant for federal income tax purposes if the amount represents an ordinary and necessary business expense. Consequently, the Company would require the participant to notify the Company if there is a disposition prior to the expiration of either holding period described above. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

If a qualified incentive stock option is exercised more than three months after termination of employment, the option will be taxed in the same manner as the exercise of a nonqualified stock option, except when termination of employment is due to death or disability. In the case of death or disability if a qualified incentive stock option is exercised more than one year after termination of employment, the option will be taxed in the same manner as a nonqualified stock option.

Nonqualified Stock Options. With respect to a nonqualified stock option, no income is realized by the participant at the time the option is granted. Generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise. Upon disposition of the shares acquired by exercise of the nonqualified option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Generally, the Company will be entitled to a federal income tax deduction equal to the amount of income taxed to the participant.

Restricted Stock. In general, no income is realized by the participant at the time the restricted stock is granted. When restrictions on the restricted stock lapse, the participant will be subject to tax at ordinary income rates on the amount by which the fair market value of the restricted stock at such time exceeds the amount (if any) paid for the stock by the recipient. However, a participant may elect under Section 83(b) of the Code within 30 days of the date of receipt of the restricted stock to be taxed differently. In this case (i) income is realized by the participant at the time the restricted stock is granted, in an amount equal to the excess of the fair market value of such shares of restricted stock at such time (determined without regard to any restrictions which apply to the shares) over the purchase price, if any, of the shares, and (ii) upon the subsequent sale or exchange of such stock, the participant will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the purchase price and the amount included in gross income under Section 83(b).

With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant, subject to satisfaction of the withholding requirements and the ordinary and necessary test.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PLAN.

The Plan will be approved by the affirmative vote of a majority of the votes cast at the annual meeting.

ITEM 3 - RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Grant Thornton LLP as the Company’s independent registered public accounting firm to make an examination of the accounts of the Company for the 2005 fiscal year. Grant Thornton LLP has served as the Company’s independent registered public accounting firm since April 2004.

In addition to selecting Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s 2005 fiscal year, the Audit Committee has directed that management submit the selection of independent registered public accounting firm for ratification by the Company’s shareholders at the 2005 annual meeting. One or more representatives of Grant Thornton LLP are expected to be present at the 2005 annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP to shareholders for ratification as a matter of good corporate practice. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. The shares of common stock represented by the proxies being solicited will be voted FOR the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s 2005 fiscal year.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

On April 1, 2004, the Audit Committee of the Board of Directors appointed Grant Thornton LLP as our independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2004 and to render other professional services as required. Prior to April 1, 2004, KPMG LLP served as the Company’s independent accountants.

No fees were paid by the Company to Grant Thornton, LLP for the 2003 fiscal year. Fees billed by Grant Thornton LLP relating to the 2004 fiscal year and by KPMG LLP relating to the 2003 fiscal year were as follows:

Type of Service	2004	2003
Audit Fees (1)	$87,739	$97,000
Audit-Related Fees	—	—
Tax Fees (2)	—	1,500
All Other Fees (3)	—	—

Total	$87,739	98,500

(1)	Comprised of the audit of the Company’s annual financial statements and reviews of the Company’s quarterly financial statements, as well as consents to SEC filings.

(2)	Comprised of services for tax advice.

(3)

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company’s principal accountants must be approved in advance by the Audit Committee. As provided in the

Sarbanes-Oxley Act, all audit and non-audit services to be provided after May 6, 2003 must be pre-approved by the Audit Committee in accordance with these policies and procedures.

Audit Committee Pre-Approval Procedures

The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm. The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. The policy permits the Audit Committee to delegate pre-approval authority to one or more members, provided that any pre-approval decisions are reported to the Audit Committee at its next meeting. Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. Since the May 6, 2003 effective date of the new SEC rule applicable to services being provided by the independent accountants, each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee.

Required Vote

The affirmative vote of the majority of votes cast is required to ratify the Board’s selection of the Company’s independent accountants.

THE BOARD UNANIMOUSLY RECOMMENDS RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.

SHAREHOLDER PROPOSALS

New Jersey corporate law requires that the notice of shareholders’ meeting (for either a regular or special meeting) specify the purpose or purposes of the meeting. Thus any substantive proposal, including shareholder proposals, must be referred to in the Company’s notice of shareholders’ meeting for the proposal to be properly considered at a shareholders’ meeting.

Proposals of shareholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Company’s 2006 proxy materials must be received by the Corporate Secretary of the Company no later than December 16, 2005.

If the Company changes the date of its 2006 annual meeting to a date more than 30 days from the date of its 2005 annual meeting, then the deadline for submission of shareholder proposals will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes the date of its 2005 annual meeting in a manner that alters the deadline, the Company will so state under Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its shareholders by another reasonable method.

OTHER MATTERS

The Board is not aware of any other matters that may come before the annual meeting. However, in the event such other matters come before the meeting, the persons named on the white proxy card will have the discretion to vote on those matters using their best judgment.

Shareholders are urged to sign the enclosed Proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors

ROBERT F. MANGANO
President and Chief Executive Officer

A copy of the annual report to stockholders for the fiscal year ended December 31, 2004 accompanies this proxy statement. The annual report is a combined report with the Company’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2004 filed with the Securities and Exchange Commission. The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to the Corporate Secretary, 1st Constitution Bancorp, 2650 Route 130 North, Cranbury, New Jersey 08512.

Exhibit A

1ST CONSTITUTION BANCORP

2005 EQUITY INCENTIVE PLAN

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1. Purpose. The purpose of this 2005 Equity Incentive Plan (the “Plan”) is to aid 1st Constitution Bancorp, a New Jersey corporation (the “Company”), in attracting, retaining, motivating and rewarding employees and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions, to reward achievement of Company goals, and to promote the creation of long-term value for shareholders by closely aligning the interests of Participants with those of shareholders. To achieve these objectives, the Plan provides for the granting of Options (both Incentive Stock Options and Nonqualified Stock Options), Restricted Stock and, subject to certain limitations, Other Awards.

2. Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Award” means any Option, Restricted Stock, or Other Award, together with any related right or interest, granted to a Participant under the Plan.

(b) “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant’s Award upon such Participant’s death, except that a Participant’s prior Beneficiary designation of his or her spouse as Beneficiary will be automatically revoked upon such Participant’s divorce, unless the designation is specifically reaffirmed in writing to the Committee following such divorce.

(c) “Board” means the Company’s Board of Directors.

(d) “Change in Control” and related terms have the meanings specified in Section 8.

(e) “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

(f) “Committee” means a committee selected by the Board to administer the Plan, and shall consist of two or more directors who are not employees of the Company or any subsidiary or affiliate. The full Board may perform any function of the Committee hereunder, in which case the term “Committee” shall refer to the Board.

(g) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 10(d).

(h) “Effective Date” means the effective date specified in Section 10(e).

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(i) “Eligible Person” has the meaning specified in Section 5.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(k) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall be determined as follows: (i) if the Stock is traded over-the-counter on the date in question, but is not classified as a national market issue, and the Stock is regularly traded in this manner, then Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date; or (ii) if the Stock is traded over-the-counter on the date in question and is classified as a national market issue, and is regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date; or (iii) if the Stock is traded on a stock exchange on the date in question, and is regularly traded in this manner, then the Fair Marked Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or (iv) if (i), (ii) or (iii) shall not apply as the Board shall determine.

(l) “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto and qualifying thereunder.

(m) “Nasdaq” means The Nasdaq Stock Market, Inc.

(n) “Nonqualified Stock Option” or “NQSO” means either (i) any Option, when granted, that is not an Incentive Stock Option, or (ii) an Incentive Stock Option which, at or subsequent to grant, ceases to qualify as an Incentive Stock Option because of a failure to satisfy the requirements of Section 422 of the Code or any successor provision thereto.

(o) “Option” means a right, granted to a Participant under Section 6(b), to purchase Stock at a specified price during specified time periods.

(p) “Other Awards” means Awards granted to a Participant under Section 6(d).

(q) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(r) “Qualified Member” means a member of the Committee who is (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3), and (ii) an “outside director” within the meaning of Regulation 1.162-27 under Section 162(m) of the Code, and (iii) an “independent director” within the meaning of Rule 4200(a)(15) of the Nasdaq rules, or the then

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applicable rules of the principle market where the Stock is then traded.

(s) “Restricted Stock” means Stock granted to a Participant under Section 6(c) which is subject to certain restrictions and to a risk of forfeiture.

(t) “Rule l6b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(u) “Stock” means the Company’s Common Stock.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards; to establish the terms, conditions, restrictions and other provisions of Awards; to cancel or suspend Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 10(b) and other persons claiming rights from or through a Participant, and shareholders.

(b) Manner of Exercise of Committee Authority. Each member of the Committee must be a Qualified Member at all times. In the event that any Committee member ceases to qualify as a Qualified Member, then without further action required, he or she shall no longer be a member of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not (i) result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company, (ii) cause Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify, and (iii) violate the independence requirements of the Nasdaq rules, or the then applicable rules of the principle market where the Stock is then traded.

(c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of

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the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to the Plan.

(a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 300,000; provided, however, that the total number of shares which may be issued and delivered in connection with Awards that are granted as ISOs is limited to 150,000, subject to adjustment as provided in Section 10(c). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares, or partly out of each, as shall be determined by the Board.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will be available for Awards. This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

5. Participants.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors shall not be eligible to participate in the Plan. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan, if so determined by the Committee. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

(b) Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code under each of Section 6(b), 6(c) or 6(d) relating to up to his or her Annual Limit (such Annual Limit to apply separately

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to the type of Award authorized under each specified subsection). Subject to Section 4(a), a Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 20,000 shares, plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 10(c).

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the New Jersey Business Corporation Act, and may otherwise require payment of consideration for an Award except as limited by the Plan. In any and all events, it is intended that all Awards granted hereunder will be compliant with the terms and conditions of Section 409A of the Code, to the extent applicable.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and NQSOs) shall be determined by the Committee; provided, however, that such exercise price with respect to all Options shall in no event be less than the Fair Market Value of a share of Stock on the date of grant of such Option.

(ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option “profit,” at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify). To the extent the Option exercise price may be paid in Stock as provided above, Stock delivered by the Participant may be (i) Stock which was received by the Participant upon exercise of one or more ISOs, but only if

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such Stock has been held by the Participant for at least the greater of (a) two years from the date the ISOs were granted or (b) one year after the transfer of Stock to the Participant, or (ii) Stock which was received by the Participant upon exercise of one or more NQSOs, but only if such Stock has been held by the Participant for at least six months.

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date. Each Participant may be granted ISOs only to the extent that, in the aggregate under the Plan and all incentive stock option plans of the Company or any subsidiary or affiliate, such ISOs do not become exercisable for the first time by such Participant during any calendar year in a manner which would entitle the Participant to purchase more than $100,000 in Fair Market Value of Stock in that year. Any Options granted to a Participant in excess of such amount will be granted as NQSOs. Any ISOs granted to a Participant who is a 10% owner of the Company must have an exercise price of at least 110% of the Fair Market Value of the Stock at the date of grant, and must expire no later than five years from the date of grant.

(iv) Other Conditions. The receipt, transfer or exercise of all Options shall be subject to taxation under Section 83 of the Code, and no Option shall include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise of the Option or disposition of the Stock acquired upon exercise of the Option.

(c) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Vesting. Restricted Stock will vest over such period as is determined by the Committee, except that the Committee may provide for earlier vesting in the event of a Participant’s death, disability, or retirement, or in the event of a Change in Control or other special circumstances.

(ii) Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose. Restrictions on Restricted Stock may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions

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relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iv) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(v) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property relates.

(d) Other Awards. The Committee is authorized to grant such Other Awards to Participants as the Committee in its discretion may determine; provided, however, such Other Awards shall comply with applicable federal and state securities laws, the Code and the Nasdaq rules, or the then applicable rules of the principle market where the Stock is then traded. In any and all events, it is intended that all Other Awards granted hereunder will be compliant with the terms and conditions of Section 409A of the Code, to the extent applicable. The Committee shall determine the terms, conditions, restrictions and other provisions of such Other Awards.

7. Certain Provisions Applicable to Awards.

(a) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property and may be made in it single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Committee (subject to Section 10(f)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest or installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Stock. Notwithstanding the above, it is intended that all deferred payments will be compliant with Section 409A of the Code.

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(b) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

8. Change in Control.

(a) Effect of Change in Control on Awards. Unless otherwise provided by the Committee in the Award document, in the event of a Change in Control the following provisions shall apply to Awards:

(i) All non-forfeited Options and Awards carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a); and

(ii) All Restricted Stock and Awards subject to risk of forfeiture shall become fully vested, subject to applicable restrictions set forth in Section 10(a); and

(iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

(b) Definition of Change in Control. Unless otherwise determined by the Board, the term Change in Control shall mean any of the following events occurring after the Effective Date:

(i) the acquisition by any person, directly or indirectly, of beneficial ownership or power to vote more than thirty-five percent (35%) of the Company’s voting stock;

(ii) the first purchase of Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by an affiliate of the Company);

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(iii) the acquisition by any person, directly or indirectly, of the control of the election of a majority of the Company’s directors;

(iv) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act;

(v) during any period of two consecutive years, individuals who at the beginning of such two-year period constitute the Board (the “Continuing Directors”) cease for any reason to constitute at least two-thirds (2/3) thereof; provided that, any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office shall be considered a Continuing Director; or

(vi) the approval by the Company’s shareholders of (A) a merger or consolidation of the Company with or into another company (other than a merger or consolidation in which the Company is the surviving company and which does not result in any reclassification or reorganization of the Company’s then outstanding shares of Stock or a change in the Company’s directors, other than the addition of not more than three directors), (B) a sale or disposition of all or substantially all of the Company’s assets, or (C) a plan of liquidation or dissolution of the Company.

The term “person” as used above means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein, or a person or persons acting as a group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act. Any other provision hereof to the contrary notwithstanding, no Change of Control shall be deemed to have occurred for purposes of the Plan as a result of any offering registered with the Securities and Exchange Commission of stock to the Company’s shareholders and/or other investors or other offering conducted by the Company to meet regulatory capital requirements at the demand of a bank regulatory authority.

(c) Definition of Change in Control Price. The Change in Control Price means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

9. Forfeiture.

(a) Additional Award Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

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(b) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

10. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933, as amended, specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments and Cash-Outs. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, stock dividend, reorganization, merger,

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consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option. Notwithstanding any term to the contrary in this Plan or in the terms of any Award granted hereunder, the Committee is specifically authorized (but not obligated) to terminate and distribute the cash value of any Award to a Participant and/or Beneficiary in the event that the Company undergoes (or is to undergo) a merger, consolidation, acquisition, asset sale, or other similar corporate event, if following such transaction the Company will no longer be filing reports with the Securities and Exchange Commission under Section 12 of the Exchange Act, or if all or substantially all Shares of the Company will be held by an entity or its affiliates, or in such other event as the Committee deems prudent.

(d) Tax Provisions.

(i) Withholding. The Company and any subsidiary or affiliate are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

(ii) Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(iii) Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

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(iv) Compliance with Section 162(m) of the Code. It is the intent of the Company that Options and Awards granted to Covered Employees shall constitute qualified “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the definition of Covered Employee shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year.

(e) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the shareholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company cast in person or by proxy and entitled to vote on the subject matter at a duly held meeting of shareholders at which a quorum is present. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan, except that no ISOs may be granted hereunder more than ten years following the date of its adoption or approval by the shareholders of the Company, whichever occurs first.

(f) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s shareholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to shareholders for approval and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award, unless such action is deemed necessary in order to achieve compliance with tax or securities laws or regulations.

(g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code, and such other arrangements may be either applicable generally or only in specific cases.

(h) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

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(i) Limitation on Rights Conferred under the Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(j) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, however, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

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1ST CONSTITUTION BANCORP

Proxy Solicited on Behalf of the Board of Directors

for the Annual Meeting of Stockholders on May 19, 2005

The undersigned hereby appoints Robert F. Mangano and Joseph M. Reardon and each of them, with full power of substitution, as attorneys and proxies for the undersigned, to attend the annual meeting of shareholders of 1st Constitution Bancorp (the “Company”), to be held at the Courtyard Marriott, 420 Forsgate Drive, Cranbury, New Jersey, on May 19, 2005, at 3:00 p.m. Eastern Time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1. To vote for the following nominee for election as director of the Company:	For	Withhold	For All Except

Robert F. Mangano	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2. Approve the 1st Constitution Bancorp 2005 Equity Incentive Plan	For	Against	Abstain

	☐	☐	☐

3. Ratify selection of Grant Thornton LLP as independent registered public accounting firm of the Company.	For	Against	Abstain

	☐	☐	☐

4. In their discretion, on the conduct of other business if properly raised.

The Proxies will vote as specified herein or, if a choice is not specified, they will vote “For” the nominee listed in Item 1, “For” the proposal set forth in Item 2, “For” the proposal set forth in Item 3 and “For” the conduct of other business if properly raised.

This Proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your names appear hereon, indicating, where proper, official position or representative capacity.

Date:	, 2005

(Signatures)